UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

RECKSON OPERATING PARTNERSHIP, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

1-13762	11-3233647
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On March 11, 2010, SL Green Realty Corp. (“SL Green”) announced that Reckson Operating Partnership, L.P. (the “Company”), a wholly-owned subsidiary of SL Green’s operating partnership, SL Green Operating Partnership, L.P. (“SL Green OP”), and SL Green OP and SL Green, as co-obligors, have priced $250,000,000 aggregate principal amount of 7.75% senior unsecured notes due March 15, 2020 (the “Notes”).  The Notes are being offered in a private offering to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

A copy of the press release announcing the pricing, and which describes the pricing in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press Release announcing the pricing, dated March 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECKSON OPERATING PARTNERSHIP, L.P.
By: Wyoming Acquisition GP LLC

By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Treasurer

Date:  March 11, 2010